UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 30, 2005
                        (Date of Earliest Event Reported)


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Florida                        000-49810              65-1129207
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 +27(11) 873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On November 30, 2005, the Board of Directors of Centurion Gold Holdings, Inc. (the "Company") announced that it concluded an option agreement with Mantek Resources (Pty) Ltd. ("Mantek"), a South African Broadbased Black Economic Empowerment company ("BBEE"), which will enable Mantek to purchase 30% of the equity share capital of the Company for US$0.20 per share (the "Option") at any time during the 24-month period commencing on November 30, 2005 and ending on November 30, 2007.

      This Option was granted by the Company in order to comply with a new requirement under the South African regulatory regime requiring partnership with a BBEE in order to secure certain South African mining and prospecting rights and permits.


                           FORWARD -LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(a) None.
(b) None.
(c) None.

(d) Exhibits:

Exhibit Number        Description
--------------        -----------

99.1 Letter from Dale Paul, then CEO of the Company, to The Mantek Resources Board, dated November 15, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTURION GOLD HOLDINGS, INC.


                                        /s/ Arthur Johnson
                                        ----------------------------------------
                                        Arthur Johnson
                                        President and Chief Executive Officer

June 9, 2006